FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, S.C.  20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2009

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

University Centre 1, Suite 200 1300 South University Drive Fort Worth, TX 76107 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2009, the Board of Directors of AZZ incorporated, a Texas corporation (the “Company”) adopted Amended and Restated Bylaws (the “Restated Bylaws”), amending Sections 2.08 and 3.08 of the Company’s existing Bylaws, effective on April 2, 2009.  These amendments revised the requirements that shareholders must meet in order to bring proposals before the Company’s annual or special meetings of shareholders.

The summary above is qualified in its entirety by the Restated Bylaws filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are filed as part of this report.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of AZZ incorporated (as adopted April 2, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 4/2/2009	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer